EXHIBIT 10.1

PROTAGONIST THERAPEUTICS, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

(AS AMENDED AND RESTATED)

1.	Purpose and Eligibility

The purpose of this 2007 Stock Option and Incentive Plan (the “Plan”) of Protagonist Therapeutics, Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 8.

2.	Administration

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	Stock Available for Awards

a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 22,886,302 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 22,886,302 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

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f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) by check payable to the order of the Company;

(ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.	Restricted Stock

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash, a check or other lawful consideration in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.	Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

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7.	General Provisions Applicable to Awards

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e.	Acquisition of the Company.

(i) Consequences of an Acquisition.

(A) Effect on Options, Restricted Stock Awards and Other Stock-Based Awards. In addition to any acceleration provisions expressly provided in the applicable option agreement, stock restriction agreement or any other agreement between a Participant and the Company in respect of an Award, upon consummation of an Acquisition (as defined below), the Board shall have the authority to accelerate the date(s) that (x) any outstanding Options shall become exercisable, (y) any Restricted Stock Awards then outstanding shall become free of repurchase provisions, and (z) any other stock-based Awards shall become exercisable, realizable or vested, or shall become free of repurchase provisions, as the case may be. Upon consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(A), also the “Board”), shall, as to such outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion)

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shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected Participants, provide that one or more Options then outstanding shall become immediately exercisable in full and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.

(B) Acquisition Defined. An “Acquisition” shall mean: (x) any merger, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding prior thereto represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board; provided that an Acquisition shall not include a Private Transaction.

(ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(iii) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards that shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iii) shall be made by the Company.

f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in

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connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.	Miscellaneous

a. Definitions.

(i) “Company” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Protagonist Therapeutics, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Protagonist Therapeutics, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

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(iii) “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b) or Section 7(e)(i)(A)) shall include a person to whom an offer of employment has been extended by the Company.

(iv) “Private Transaction” means any acquisition of the business of the Company (by merger, consolidation, stock purchase, asset sale, or otherwise) where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist primarily of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”) and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on: May 9, 2007

Approved by the stockholders on: June 5, 2007

Approval of Amendments: By the Board of Directors on December 17, 2008 By the Stockholders on December 19, 2008

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By the Board of Directors on March 12, 2012 By the Stockholders on March 12, 2012

By the Board of Directors on April 27, 2013 By the Stockholders on May 6, 2013

By the Board of Directors on July 28, 2014 By the Stockholders on July 28, 2014

By the Board of Directors on July 9, 2015 By the Stockholders on July 9, 2015

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Protagonist Therapeutics, Inc.

NON-QUALIFIED STOCK OPTION AGREEMENT

Protagonist Therapeutics, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2007 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of Participant (the “Participant”):

Date of this option grant (“Grant Date”):

Number of shares of the Company’s Common Stock subject to this option (“Option Shares”):

Option exercise price per share:

Option termination date:	10 years from Grant Date

Number of Option Shares subject to Vesting Schedule (“Unvested Option Shares”):

Vesting Start Date:

Vesting Schedule:

One year from Vesting Start Date:	[25%] of Unvested Option Shares

The last day of each successive [three month period] following the first anniversary of the Vesting Start Date:	An additional [6.25%] of Unvested Option Shares until the [fourth anniversary] of the Vesting Start Date

Protagonist Therapeutics, Inc.

Signature of Participant	By:
Name of Officer:
Street Address	Title:

City/State/Zip Code

Protagonist Therapeutics, Inc.

NON-QUALIFIED STOCK OPTION AGREEMENT — INCORPORATED TERMS AND CONDITIONS

1. Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2. Grant as Non-Qualified Stock Option. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3. Vesting of Option if Business Relationship Continues.

(a) If the Participant has remained continuously in a Business Relationship from the Grant Date through the dates listed on the vesting schedule set forth on the cover page hereof, the Participant may exercise this option for the number of shares of Common Stock in accordance with such vesting schedule. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Participant‘s Business Relationship terminates) may be exercised only before the date which is 10 years from the Grant Date.

(b) Accelerated Vesting Due to Acquisition. [If an Acquisition occurs while the Participant maintains a Business Relationship and this option has not fully vested, then commencing immediately prior to the closing of the Acquisition and at all times thereafter the Vesting Start Date hereunder shall be deemed to be the date that is              months prior to the Vesting Start Date specified on the first page of this agreement.] If during the period ending six months after the closing date of an Acquisition, the Participant terminates his or her Business Relationship for Good Reason (as defined below) or the Company or the acquiror terminates such Business Relationship without Cause (as defined below), then immediately upon such termination date [fifty percent (50%)] of the total number of shares subject to this option which were unvested immediately prior to such termination shall, upon such termination, become vested and thereafter exercisable in accordance with the terms hereof.

(c) Definitions. The following definitions shall apply:

“Business Relationship” means service to the Company or any subsidiary, or any of their successors, in the capacity of an employee, officer, director or consultant.

“Good Reason” means: (i) any material reduction in the Participant’s responsibilities; (ii) a material reduction by the Company in the Participant’s annual base salary, except where such reduction is due to the performance of the

Participant or the Company; or (iii) the relocation of the Company’s office which results in a commute for the Participant which is 50 miles greater than the commute from the Participant’s home to the Company’s office prior to the relocation.

4. Termination of Business Relationship.

(a) Termination Other Than for Cause. If the Participant’s Business Relationship with the Company is terminated, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option may no longer be exercised after the passage of 90 days after such termination, but in no event later than the scheduled expiration date. For purposes hereof, the Business Relationship shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the Business Relationship of the Participant after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For purposes hereof, Business Relationship shall include a consulting arrangement between the Participant and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment or other Business Relationship within or among the Company and its Subsidiaries so long as the Participant continuously remains in a Business Relationship with the Company or any Subsidiary.

(b) Termination for Cause. If the Business Relationship of the Participant is terminated for Cause (as defined in Section 4(c)), this option shall no longer be exercisable from and after the Participant’s receipt of written notice of such termination.

(c) Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her Business Relationship; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment, consulting or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (vi) intentional acts on the part of the Participant that have generated material adverse publicity toward or about the Company.

5. Death; Disability.

(a) Death. If the Participant dies while in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Participant’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b) Disability. If the Participant ceases to be in a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

7. Payment of Exercise Price.

(a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)	by check payable to the order of the Company; or

(ii)	if the Common Stock is then traded on a national securities exchange or the OTC (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)	subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or the OTC (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common

Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the OTC (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b) Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Participant delivers Common Stock held by the Participant (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Participant and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Participant paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Participant may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Participant free of any substantial risk of forfeiture for at least six months.

8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Non-Qualified Stock Option Agreement dated as of                     , a copy of which the Company will furnish to the holder of this certificate upon request and without charge.”

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Participant and if the Participant shall so request in the notice exercising this option, shall be registered in the name of the Participant and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10. Option Not Transferable. This option shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or by the laws of descent and distribution. During the Participant’s lifetime only the Participant can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Participant to exercise it.

12. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Participant in the Business Relationship.

13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Participant hereby agrees that the Company may withhold from the Participant’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Participant on exercise of this option. The Participant further agrees that, if the Company does not withhold an amount from the Participant’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Participant will make reimbursement on demand, in cash, for the amount underwithheld.

15. Restrictions on Transfer; Company’s Right of First Refusal.

(a) Exercise of Right. Option Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Participant desires to transfer all or any part of the Option Shares to any person other than the Company (an “Offeror”), the Participant shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Participant’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within

15 days after receipt of the Option Notice, a written counter-notice to the Participant. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Participant shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

(b) Sale of Option Shares to Offeror. The Participant may, for 60 days after the expiration of the 15-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Participant shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Participant, within 15 days of its receipt of the Option Notice, stating that the Participant shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

(c) Failure to Deliver Option Shares. If the Participant fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company or its assignee shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Participant, whereupon such Company Option Shares shall be deemed to have been purchased by the Company or its assignee, as the case may be. All such monies shall be held by the bank or trust company for the benefit of the Participant. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Participant shall thereafter look only to the Company for payment.

(d) Transactions Exempt from the Company’s Right of First Refusal and Transfer Restrictions. The following transactions shall be exempt from the first refusal rights of the Company and the transfer restrictions set forth in this Section 15:

(i)	a transfer of Option Shares to or for the benefit of any spouse, child, grandchild, parent, grandparent, sibling, aunt or uncle (each, a “Family Member”) of the Participant, or to a trust for their benefit;

(ii)	any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(iii)	any transfer in connection with an Acquisition of the Company; and

(iv)	a transfer of Option Shares to a Family Member pursuant to the laws of descent and distribution;

provided, however, that in the case of a transfer pursuant to clause (i) or (iv) above, such transferee shall execute an agreement with the Company pursuant to which such transferee agrees to be subject to the restrictions set forth in this Section 15, and provided, further, that without the Company’s written consent subsequent transfers of such transferred Option Shares, other than by will or by the laws of descent and distribution, shall be prohibited.

(e) Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Option Shares on the earlier of the tenth anniversary of the date of this Agreement and the closing of an initial public offering by the Company of shares of Common Stock.

16. Tax Information. The Participant agrees to provide the Company with any information concerning any transfer of Option Shares required by the Company for tax purposes.

17. Lock-up Agreement. The Participant agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

18. Further Instruments. The parties agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, that, prior to receiving any Option Shares, Participant shall have executed a counterpart signature page to the Amended and Restated Voting Agreement dated May 10, 2013, as amended, and the Amended and Restated Right of First Refusal and Co-Sale Agreement dated May 10, 2013, as amended.

19. Provision of Documentation to Participant. By signing this Agreement the Participant acknowledges receipt of a copy of this Agreement and a copy of the Plan.

20. Miscellaneous.

(a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Participant, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, liquidation, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Participant in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

(e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

PROTAGONIST THERAPEUTICS, INC.

EXERCISE NOTICE

Protagonist Therapeutics, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20    , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of Protagonist Therapeutics, Inc. (the “Company”) under and pursuant to the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and the Stock Option Agreement dated              ,          (the “Option Agreement”). The purchase price for the Shares shall be $         as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee’s own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3. Compliance with Securities Laws. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company’s Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Optionee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least six months before they may be resold under Rule 144.

5. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

Optionee:	Protagonist Therapeutics, Inc.

By:
Name:
Title:

Address:	Address:

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:
COMPANY	:	Protagonist Therapeutics, Inc.
SECURITY	:	Common Stock
AMOUNT	:	Shares

In connection with the purchase of the above-listed securities, I, the Optionee, represent to the Company the following.

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Optionee is familiar with the provisions of Rules 144 and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144. For nonaffiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if certain public information about the Company is available, and may be sold freely after the Optionee has held the shares for one year. For affiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if: (a) certain public information about the Company is available; (b) the amount of securities being sold during any three-month period does not exceed specified limitations; and (c) the sale is made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and (d) the affiliate makes a required Form 144 filing.

For purposes of determining when shares are acquired by an Optionee, shares obtained by cashless exercise will be deemed to have been acquired when the Optionee was originally granted the option. Otherwise, the Optionee will be deemed to have acquired the shares upon exercise of the option.

5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the six month minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144 if a one-year holding period has been satisfied.

6. Optionee further understands that in the event all of the applicable requirements of Rules 144 or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date:	Signature of Optionee:

Protagonist Therapeutics, Inc.

INCENTIVE STOCK OPTION AGREEMENT

Protagonist Therapeutics, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2007 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of Employee (the “Employee”):

Date of this option grant (“Grant Date”):

Number of shares of the Company’s Common Stock subject to this option (“Option Shares”):

Option exercise price per share:

Option termination date:	10 years from Grant Date

Number of Option Shares subject to Vesting Schedule (“Unvested Option Shares”):

Vesting Start Date:

Vesting Schedule:

One year from Vesting Start Date:	[25%] of Unvested Option Shares

The last day of each successive [three month period] following the first anniversary of the Vesting Start Date:	An additional [6.25%] of Unvested Option Shares until the [fourth anniversary] of the Vesting Start Date

Protagonist Therapeutics , Inc.

Signature of Employee	By:
Name of Officer:
Street Address	Title:

City/State/Zip Code

Protagonist Therapeutics, Inc.

INCENTIVE STOCK OPTION AGREEMENT — INCORPORATED TERMS AND CONDITIONS

1. Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2. Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3. Vesting of Option if Employment Continues.

(a) If the Employee has remained continuously in a Business Relationship from the Grant Date through the dates listed on the vesting schedule set forth on the cover page hereof, the Employee may exercise this option for the number of shares of Common Stock in accordance with such vesting schedule. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee‘s Business Relationship terminates) may be exercised only before the date which is 10 years from the Grant Date.

(b) Accelerated Vesting Due to Acquisition. [If an Acquisition occurs while the Employee maintains a Business Relationship and this option has not fully vested, then commencing immediately prior to the closing of the Acquisition and at all times thereafter the Vesting Start Date hereunder shall be deemed to be the date that is              months prior to the Vesting Start Date specified on the first page of this agreement.] If during the period ending six months after the closing date of an Acquisition, the Employee terminates his or her Business Relationship for Good Reason (as defined below) or the Company or the acquiror terminates such Business Relationship without Cause (as defined below), then immediately upon such termination date [fifty percent (50%)] of the total number of shares subject to this option which were unvested immediately prior to such termination shall, upon such termination, become vested and thereafter exercisable in accordance with the terms hereof.

(c) Definitions. The following definitions shall apply:

“Business Relationship” means service to the Company or any subsidiary, or any of their successors, in the capacity of an employee, officer, director or consultant.

“Good Reason” means: (i) any material reduction in the Employee’s responsibilities; (ii) a material reduction by the Company in the Employee’s annual base salary, except where such reduction is due to the performance of the

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Employee or the Company; or (iii) the relocation of the Company’s office which results in a commute for the Employee which is 50 miles greater than the commute from the Employee’s home to the Company’s office prior to the relocation.

4. Termination of Employment.

(a) Termination Other Than for Cause. If the Employee’s Business Relationship with the Company is terminated, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option may no longer be exercised after the passage of 90 days after such termination, but in no event later than the scheduled expiration date. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

(b) Termination for Cause. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall no longer be exercisable from and after the Employee’s receipt of written notice of such termination.

(c) Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (vi) intentional acts on the part of the Employee that have generated material adverse publicity toward or about the Company.

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5. Death; Disability.

(a) Death. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Employee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b) Disability. If the Employee ceases to be employed by the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of employment, only at any time within 180 days after such cessation of employment, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

7. Payment of Exercise Price.

(a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)	by check payable to the order of the Company; or

(ii)	if the Common Stock is then traded on a national securities exchange or the OTC (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)	subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or the OTC (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the OTC (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

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(b) Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Employee delivers Common Stock held by the Employee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement dated as of                     , a copy of which the Company will furnish to the holder of this certificate upon request and without charge.”

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

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10. Option Not Transferable. This option shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Employee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

15. Restrictions on Transfer; Company’s Right of First Refusal.

(a) Exercise of Right. Option Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Option Shares to any person other than the Company (an “Offeror”), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Employee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Company Option Shares, it shall be

6

obligated to purchase, and the Employee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

(b) Sale of Option Shares to Offeror. The Employee may, for 60 days after the expiration of the 15-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 15 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

(c) Failure to Deliver Option Shares. If the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company or its assignee shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Employee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company or its assignee, as the case may be. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment.

(d) Transactions Exempt from the Company’s Right of First Refusal and Transfer Restrictions. The following transactions shall be exempt from the first refusal rights of the Company and the transfer restrictions set forth in this Section 15:

(i)	a transfer of Option Shares to or for the benefit of any spouse, child, grandchild, parent, grandparent, sibling, aunt or uncle (each, a “Family Member”) of the Employee, or to a trust for their benefit;

(ii)	any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(iii)	any transfer in connection with an Acquisition of the Company; and

(iv)	a transfer of Option Shares to a Family Member pursuant to the laws of descent and distribution;

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provided, however, that in the case of a transfer pursuant to clause (i) or (iv) above, such transferee shall execute an agreement with the Company pursuant to which such transferee agrees to be subject to the restrictions set forth in this Section 15, and provided, further, that without the Company’s written consent subsequent transfers of such transferred Option Shares, other than by will or by the laws of descent and distribution, shall be prohibited.

(e) Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Option Shares on the earlier of the tenth anniversary of the date of this Agreement and the closing of an initial public offering by the Company of shares of Common Stock.

16. Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this Agreement or (b) the date that is one year after the date on which the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

17. Lock-up Agreement. The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

18. Further Instruments. The parties agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, that, prior to receiving any Option Shares, Participant shall have executed a counterpart signature page to the Amended and Restated Voting Agreement dated May 10, 2013, as amended, and the Amended and Restated Right of First Refusal and Co-Sale Agreement dated May 10, 2013, as amended.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

8

20. Miscellaneous.

(a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, liquidation, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

(e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

9

PROTAGONIST THERAPEUTICS, INC.

EXERCISE NOTICE

Protagonist Therapeutics, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20    , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  shares of the Common Stock (the “Shares”) of Protagonist Therapeutics, Inc. (the “Company”) under and pursuant to the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and the Stock Option Agreement dated              ,          (the “Option Agreement”). The purchase price for the Shares shall be $         as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee’s own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3. Compliance with Securities Laws. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company’s Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Optionee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least six months before they may be resold under Rule 144.

5. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

Optionee:	Protagonist Therapeutics, Inc.

By:
Name:
Title:

Address:	Address:

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:
COMPANY	:	Protagonist Therapeutics, Inc.
SECURITY	:	Common Stock
AMOUNT	:	Shares

In connection with the purchase of the above-listed securities, I, the Optionee, represent to the Company the following.

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Optionee is familiar with the provisions of Rules 144 and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144. For nonaffiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if certain public information about the Company is available, and may be sold freely after the Optionee has held the shares for one year. For affiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if: (a) certain public information about the Company is available; (b) the amount of securities being sold during any three-month period does not exceed specified limitations; and (c) the sale is made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and (d) the affiliate makes a required Form 144 filing.

For purposes of determining when shares are acquired by an Optionee, shares obtained by cashless exercise will be deemed to have been acquired when the Optionee was originally granted the option. Otherwise, the Optionee will be deemed to have acquired the shares upon exercise of the option.

5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the six month minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144 if a one-year holding period has been satisfied.

6. Optionee further understands that in the event all of the applicable requirements of Rules 144 or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date:	Signature of Optionee:

JOINDER

As of the date set forth below, and conditional upon the undersigned’s exercise of an option to purchase Common Stock of Protagonist Therapeutics, Inc. (the “Company”), the undersigned hereby agrees to become a party to that certain Protagonist Therapeutics, Inc. Right of First Refusal and Co-Sale Agreement, dated as of May 10, 2013 (the “Agreement”). From and after the undersigned’s execution and delivery and the Company’s acceptance of this Joinder, the undersigned shall be a party to the Agreement as a “Common Holder”.

This joinder shall serve as an amendment to all requisite schedules of the Agreement.

Common Holder:	Agreed and accepted:

Protagonist Therapeutics, Inc.

Signature
By:
Name	Name:
Title:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on             , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of May 10, 2013 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☐	as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

✓	as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor in accordance with Section 6.1 of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	in accordance with Section 6.1 of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	PROTAGONIST THERAPEUTICS, INC.
Name and Title of Signatory

Address:	By:
Title:

Facsimile Number:

Protagonist Therapeutics, Inc.

STOCK OPTION AGREEMENT

(FOR AUSTRALIAN GRANTEES ONLY)

Protagonist Therapeutics, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2007 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of Employee (the “Employee”):

Date of this option grant (“Grant Date”):

Number of shares of the Company’s Common Stock subject to this option (“Option Shares”):

Option exercise price per share:

Option termination date:	7 years from Grant Date

Number of Option Shares subject to Vesting Schedule (“Unvested Option Shares”):

Vesting Start Date:

Vesting Schedule:

One year from Vesting Start Date:	[ %] of Unvested Option Shares

The last day of each successive [three month period] following the first anniversary of the Vesting Start Date:	An additional [ %] of Unvested Option Shares until the [ anniversary] of the Vesting Start Date

Additional exercise conditions:

Additional conditions required to be satisfied before Vested option can be exercised

•    In each case, the relevant installment of this option must have vested and must not have expired.

•    Additionally, at least one of the following must apply: (i) six years and six months from the Grant Date must have elapsed; (ii) it is immediately prior to a Liquidity Event occurring and at all times thereafter until the option expires (for the purpose of this Agreement, “Liquidity Event” shall mean an Acquisition or an initial public offering by the Company of its shares of Common Stock); (iii) the Employee terminates his or her Business Relationship for Good Reason (as defined below) or the Company (or an acquiror of the Company) terminates such Business Relationship without Cause (as each such defined term is defined below) in accordance with Section 4(c); or (iv) upon death or disability in accordance with Section 5 hereof.

Protagonist Therapeutics , Inc.

Signature of Employee	By:

Signature
Street Address

Name of Officer:
City/State/Zip Code

Title:

2

Protagonist Therapeutics, Inc.

STOCK OPTION AGREEMENT — INCORPORATED TERMS AND CONDITIONS

1. Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2. Grant as Non-Statutory Stock Option. This option is intended to qualify as a non-statutory stock option under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3. Vesting of Option if Employment Continues.

(a) If the Employee has remained continuously in a Business Relationship from the Grant Date through the dates listed on the vesting schedule set forth on the cover page hereof, subject to the exercise conditions in this Plan and the additional exercise conditions set forth on the cover page hereof, the Employee may exercise this option for the number of shares of Common Stock in accordance with such vesting schedule. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option vests and/or becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee‘s Business Relationship terminates) may be exercised only before the date which is 7 years from the Grant Date.

(b) Accelerated Vesting Due to Acquisition. [If an Acquisition occurs while the Employee maintains a Business Relationship and this option has not fully vested, then commencing immediately prior to the closing of the Acquisition and at all times thereafter the Vesting Start Date hereunder shall be deemed to be the date that is              months prior to the Vesting Start Date specified on the first page of this Agreement.] If during the period ending six months after the closing date of an Acquisition, the Employee terminates his or her Business Relationship for Good Reason (as defined below) or the Company or the acquiror terminates such Business Relationship without Cause (as defined below), then immediately upon such termination date [fifty percent (50%)] of the total number of shares subject to this option which were unvested immediately prior to such termination shall, upon such termination, become vested and thereafter exercisable in accordance with the terms hereof.

(c) Definitions. The following definitions shall apply:

“Business Relationship” means service to the Company or any subsidiary, or any of their successors, in the capacity of an employee, officer, director or consultant.

“Good Reason” means: (i) any material reduction in the Employee’s responsibilities; (ii) a material reduction by the Company in the Employee’s annual base salary, except where such reduction is due to the performance of the Employee or the Company; or (iii) the relocation of the Company’s office which results in a commute for the Employee which is 50 miles greater than the commute from the Employee’s home to the Company’s office prior to the relocation.

4. Termination of Employment.

(a) Termination Other Than for Cause. If the Employee’s Business Relationship with the Company is terminated, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall vest and all unvested options will expire, and vested installments of this option may no longer be exercised after the passage of 90 days after such termination (and at the end of such 90 day period such vested options will expire), but in no event later than the scheduled expiration date. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. To the extent that options are granted to a consultant while they are a consultant, references to employment herein shall include reference to consulting and references to an Employment Agreement will be taken to include references to an Consulting Agreement (as the case may be). This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

(b) Termination for Cause. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall no longer be exercisable from and after the Employee’s receipt of written notice of such termination.

(c) Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; (vi) intentional acts on the part of the Employee that have generated material adverse publicity toward or about the Company; or (vii) any other matter defined as “cause” under the Employee’s Employment Agreement.

5. Death; Disability.

(a) Death. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Employee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b) Disability. If the Employee ceases to be employed by the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of employment, only at any time within 180 days after such cessation of employment, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6. Partial Exercise. Provided the relevant installment of this option has vested and is exercisable, this option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

7. Payment of Exercise Price.

(a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)	by check payable to the order of the Company or electronic funds transfer; or

(ii)	if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)	subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b) Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Employee delivers Common Stock held by the Employee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8. Securities Laws Restrictions on Resale. The Employee must not resell, pledge, encumber or otherwise transfer any Options Shares except in accordance with this Agreement and in accordance with all applicable securities laws. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Option Agreement dated as of                     , a copy of which the Company will furnish to the holder of this certificate upon request and without charge.”

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement (including without limitation the conditions set forth on the cover page hereof), this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10. Option Not Transferable. This option shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Employee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

15. Restrictions on Transfer; Company’s Right of First Refusal.

(a) Exercise of Right. Option Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Option Shares to any person other than the Company (an “Offeror”), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Employee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

(b) Sale of Option Shares to Offeror. The Employee may, for 60 days after the expiration of the 15-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 15 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

(c) Failure to Deliver Option Shares. If the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company or its assignee shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Employee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company or its assignee, as the case may be. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment.

(d) Transactions Exempt from the Company’s Right of First Refusal and Transfer Restrictions. The following transactions shall be exempt from the first refusal rights of the Company and the transfer restrictions set forth in this Section 15:

(i)	a transfer of Option Shares to or for the benefit of any spouse, child, grandchild, parent, grandparent, sibling, aunt or uncle (each, a “Family Member”) of the Employee, or to a trust for their benefit;

(ii)	any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(iii)	any transfer in connection with an Acquisition of the Company; and

(iv)	a transfer of Option Shares to a Family Member pursuant to the laws of descent and distribution;

provided, however, that in the case of a transfer pursuant to clause (i) or (iv) above, such transferee shall execute an agreement with the Company pursuant to which such transferee agrees to be subject to the restrictions set forth in this Section 15, and provided, further, that without the Company’s written consent subsequent transfers of such transferred Option Shares, other than by will or by the laws of descent and distribution, shall be prohibited.

(e) Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Option Shares on the earlier of the tenth anniversary of the date of this Agreement and the closing of an initial public offering by the Company of shares of Common Stock.

16. Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this Agreement or (b) the date that is one year after the date on which the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

17. Lock-up Agreement. The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

18. Further Instruments. The parties agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement, including, without limitation, that, prior to receiving any Option Shares, Participant shall have executed a counterpart signature page to the Amended and Restated Voting Agreement dated May 10, 2013, as amended, and the Amended and Restated Right of First Refusal and Co-Sale Agreement dated May 10, 2013, as amended.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

20. Miscellaneous.

(a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, liquidation, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

(e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

PROTAGONIST THERAPEUTICS, INC.

EXERCISE NOTICE

Protagonist Therapeutics, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Employee”) hereby elects to exercise Employee’s option to purchase                  shares of the Common Stock (the “Shares”) of Protagonist Therapeutics, Inc. (the “Company”) under and pursuant to the Company’s 2007 Stock Option and Incentive Plan (the “Plan”) and the Stock Option Agreement dated              ,          (the “Option Agreement”). The purchase price for the Shares shall be $         as required by the Option Agreement. Employee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Employee. Employee acknowledges that Employee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Employee represents that Employee is purchasing the Shares for Employee’s own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3. Compliance with Securities Laws. Employee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company’s Common Stock may be listed or traded at the time of exercise and transfer. Employee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Employee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Employee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Employee to transfer Shares in the amounts or at the times proposed by Employee. Specifically, Employee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least six months before they may be resold under Rule 144.

5. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Employee shall enjoy rights as a shareholder until such time as Employee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal pursuant to the Option Agreement. Upon such exercise, Employee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Employee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

6. Tax Consultation. Employee understands that Employee may suffer adverse tax consequences as a result of Employee’s purchase or disposition of the Shares. Employee represents that Employee has consulted with any tax consultants Employee deems advisable in connection with the purchase or disposition of the Shares and that Employee is not relying on the Company for any tax advice.

7. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement and any Investment Representation statement executed and delivered to Company by Employee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

Employee:	Protagonist Therapeutics, Inc.

By:
Name:
Title:

Address:	Address:

INVESTMENT REPRESENTATION STATEMENT

EMPLOYEE	:
COMPANY	:	Protagonist Therapeutics, Inc.
SECURITY	:	Common Stock
AMOUNT	:	Shares

In connection with the purchase of the above-listed securities, I, the Employee, represent to the Company the following.

1. Employee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Employee is purchasing the securities for investment for Employee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Employee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Employee’s investment intent as expressed herein.

3. Employee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Employee understands that the Company is under no obligation to register the securities. In addition, Employee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Employee is familiar with the provisions of Rules 144 and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Employee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Employee in certain limited circumstances subject to the provisions of Rule 144. For nonaffiliates, resales under Rule 144 will be permitted after the Employee has held the shares for six months if certain public information about the Company is available, and may be sold freely after the Employee has held the shares for one year. For affiliates, resales under Rule 144 will be permitted after the Employee has held the shares for six months if: (a) certain public information about the Company is available; (b) the amount of securities being sold during any three-month period does not exceed specified limitations; and (c) the sale is made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and (d) the affiliate makes a required Form 144 filing.

For purposes of determining when shares are acquired by an Employee, shares obtained by cashless exercise will be deemed to have been acquired when the Employee was originally granted the option. Otherwise, the Employee will be deemed to have acquired the shares upon exercise of the option.

5. Employee further understands that at the time Employee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Employee would be precluded from selling the securities under Rules 144 or 701 even if the six month minimum holding period had been satisfied; however, Employee may be able to sell the securities pursuant to the exemptions contained in Rule 144 if a one-year holding period has been satisfied.

6. Employee further understands that in the event all of the applicable requirements of Rules 144 or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date:	Signature of Employee: